UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 15, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                 0-51093                   22-3803741
 ----------------------------    ---------------             -------------
 (State or other jurisdiction    (SEC Commission             (IRS Employer
     of incorporation)               File No.)               Identification
                                                                Number)

120 Passaic Avenue, Fairfield, New Jersey                        07004
-----------------------------------------                        -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (973) 244-4500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 16, 2006, Kearny Financial Corp. (the "Company") filed an amendment to its Annual Report on Form 10-K for the year ended June 30, 2005 in order to revise its presentation of net income per common share. There have been no changes to previously reported total net income for any period. Only share and per share amounts are being restated.

         The effective date of the Company's initial public offering (the "IPO") was February 23, 2005, and a total of 72,737,500 shares were issued. The 10,000 shares issued to the mutual holding company, Kearny MHC (the "MHC"), in connection with the mutual holding company reorganization completed in 2001 were "replaced" with 50,916,250 shares, representing 70% of the total shares issued in the IPO. The remaining 30% of the shares issued, totaling 21,821,250 shares, were sold in the IPO to the public.

         In the Company's Form 10-K for the year ended June 30, 2005 previously filed with the Securities and Exchange Commission ("SEC"), the presentation of basic and diluted net income per share assumed the effective date of the transaction was July 1, 2004. Additionally, basic and diluted net income per share for fiscal 2004, 2003, 2002 and 2001 were not retroactively adjusted to reflect that 70% of the shares issued in the IPO were a replacement for the 10,000 shares held by the MHC before the IPO.

         The Company is restating its share and per share computations for the five years ended June 30, 2005 due to an error, as addressed in APB Opinion No. 20, in previously issued financial statements that resulted in the Board of Directors and Audit Committee concluding, on May 15, 2006, that the previously issued financial statement should no longer be relied upon. The share and per share data for the year ended June 30, 2005 has been restated based on a weighted average number of shares outstanding beginning on February 23, 2005, the date the Company's initial public offering was completed. Additionally, the share and per share data for the four fiscal years ended June 30, 2004 has been restated to reflect the replacement of the MHC's shares in connection with the IPO.

         The Audit Committee for the Company discussed with the Company's independent accountant the matters disclosed in this filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       KEARNY FINANCIAL CORP.





Date: May 31, 2006                     By:   /s/Albert E. Gossweiler
                                             -------------------------
                                             Albert E. Gossweiler
                                             Senior Vice President and
                                             Chief Executive Officer